UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares Trust
-------------
(Exact name of registrant as specified in its charter)

State of Delaware --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Name of Each Exchange on which Each Class is to be Registered	I.R.S. Employer Identification Number
iShares MSCI Australia Small Cap Index Fund	BATS Exchange, Inc.	45-3230222
iShares MSCI Canada Small Cap Index Fund	BATS Exchange, Inc.	45-3230683
iShares MSCI Denmark Capped Investable Market Index Fund	BATS Exchange, Inc.	45-3214341
iShares MSCI Finland Capped Investable Market Index Fund	BATS Exchange, Inc.	45-3214548
iShares MSCI Germany Small Cap Index Fund	BATS Exchange, Inc.	45-3231045
iShares MSCI India Index Fund	BATS Exchange, Inc.	45-3198945
iShares MSCI India Small Cap Index Fund	BATS Exchange, Inc.	45-3186942
iShares MSCI Norway Capped Investable Market Index Fund	BATS Exchange, Inc.	45-3214897
iShares MSCI United Kingdom Small Cap Index Fund	BATS Exchange, Inc.	45-3243781

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                                         [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                                            [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                                                           333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                                                  None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares MSCI Australia Small Cap Index Fund, reference is made to Post-Effective Amendment No. 657 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Canada Small Cap Index Fund, reference is made to Post-Effective Amendment No. 658 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Denmark Capped Investable Market Index Fund, reference is made to Post-Effective Amendment No. 659 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Finland Capped Investable Market Index Fund, reference is made to Post-Effective Amendment No. 661 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Germany Small Cap Index Fund, reference is made to Post-Effective Amendment No. 662 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI India Index Fund, reference is made to Post-Effective Amendment No. 664 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI India Small Cap Index Fund, reference is made to Post-Effective Amendment No. 665 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Norway Capped Investable Market Index Fund, reference is made to Post-Effective Amendment No. 666 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI United Kingdom Small Cap Index Fund, reference is made to Post-Effective Amendment No. 670 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 30, 2011, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1.           Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 303 to the registration statement on Form N-1A filed October 16, 2009 (File Nos. 333-92935; 811-09729).

2.           Registrant’s Restated Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A filed September 18, 2006 (File Nos. 333-92935; 811-09729).

3.           Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 418 to the registration statement on Form N-1A filed May 3, 2010 (File Nos. 333-92935; 811-09729).

4.           Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, filed May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: January 23, 2012	iSHARES TRUST By: /s/ Eilleen M. Clavere Eilleen M. Clavere Secretary